Quarterly Report
September 30, 2024
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q3

Portfolio of Investments
9/30/24 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.9%
Airlines – 0.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	14,656	$123,835
Grupo Aeroportuario del Sureste, “B”	7,293	206,445
		$330,280
Alcoholic Beverages – 4.3%
Ambev S.A., ADR	168,057	$410,059
China Resources Beer Holdings Co. Ltd.	66,000	281,204
Kweichow Moutai Co. Ltd., “A”	2,700	659,775
Wuliangye Yibin Co. Ltd., “A”	14,500	328,912
		$1,679,950
Automotive – 4.6%
BYD Co. Ltd.	10,000	$359,159
Hero MotoCorp Ltd.	2,817	192,264
Mahindra & Mahindra Ltd.	13,984	517,689
Maruti Suzuki India Ltd.	2,079	328,418
PT Astra International Tbk	1,170,900	390,558
		$1,788,088
Biotechnology – 0.4%
Hugel, Inc. (a)	931	$171,099
Brokerage & Asset Managers – 0.3%
B3 S.A. - Brasil Bolsa Balcao	66,200	$130,147
Business Services – 4.7%
Infosys Ltd.	42,824	$954,835
Tata Consultancy Services Ltd.	14,441	736,918
Tech Mahindra Ltd.	7,332	138,430
		$1,830,183
Chemicals – 1.1%
UPL Ltd.	56,418	$411,897
Computer Software – 1.2%
Kingsoft Corp.	117,400	$447,167
Computer Software - Systems – 5.5%
Hon Hai Precision Industry Co. Ltd.	78,000	$466,193
Samsung Electronics Co. Ltd.	34,613	1,640,495
		$2,106,688
Conglomerates – 0.7%
LG Corp.	4,396	$264,392
Construction – 3.6%
Anhui Conch Cement Co. Ltd.	74,000	$217,511
Beijing New Building Materials PLC, “A”	55,100	259,004
Gree Electric Appliances, Inc., “A”	45,600	308,854
Midea Group Co. Ltd., “A”	19,600	209,524
Techtronic Industries Co. Ltd.	20,500	310,752
Zhejiang Supor Co. Ltd., “A”	9,100	75,901
		$1,381,546

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 12.2%
ASE Technology Holding Co. Ltd	109,000	$525,017
SK Hynix, Inc.	2,458	331,114
SK Square Co. Ltd. (a)	2,717	169,140
Taiwan Semiconductor Manufacturing Co. Ltd.	121,258	3,701,968
		$4,727,239
Energy - Independent – 1.5%
Bharat Petroleum Corp. Ltd.	56,552	$250,301
Reliance Industries Ltd.	8,789	310,225
		$560,526
Energy - Integrated – 3.8%
Galp Energia SGPS S.A., “B”	18,722	$350,119
Petroleo Brasileiro S.A., ADR	28,496	410,627
Petroleo Brasileiro S.A., ADR	17,600	232,144
Petronet LNG Ltd.	68,137	277,707
Saudi Arabian Oil Co.	28,543	206,194
		$1,476,791
Engineering - Construction – 0.7%
Doosan Bobcat, Inc.	8,988	$280,272
Food & Beverages – 3.0%
Gruma S.A.B. de C.V.	11,917	$221,291
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	142,441	580,634
Orion Corp.	4,636	346,559
		$1,148,484
Food & Drug Stores – 0.3%
BIM Birlesik Magazalar A.S.	8,961	$130,036
Insurance – 5.3%
AIA Group Ltd.	42,400	$374,935
DB Insurance Co. Ltd.	3,709	319,344
Hyundai Marine & Fire Insurance Co. Ltd.	12,413	313,834
Ping An Insurance Co. of China Ltd., “H”	108,000	685,730
Samsung Fire & Marine Insurance Co. Ltd.	1,372	362,682
		$2,056,525
Internet – 0.9%
Baidu, Inc., ADR (a)	825	$86,864
MakeMyTrip Ltd. (a)	1,291	119,998
NAVER Corp.	1,184	154,161
		$361,023
Leisure & Toys – 7.4%
NetEase, Inc., ADR	5,285	$494,200
Tencent Holdings Ltd.	42,000	2,351,701
		$2,845,901
Machinery & Tools – 1.6%
Delta Electronics, Inc.	51,000	$615,999
Major Banks – 3.8%
Banco Bradesco S.A., ADR	127,772	$339,874
Bandhan Bank Ltd.	78,084	185,731
Erste Group Bank AG	4,143	227,130
Nedbank Group Ltd.	20,605	356,549

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
OTP Bank PLC	7,078	$370,047
		$1,479,331
Medical & Health Technology & Services – 0.0%
Burning Rock Biotech Ltd., ADR (a)(l)	1,754	$5,736
Metals & Mining – 3.2%
Industries Qatar Q.P.S.C.	68,739	$246,184
PT United Tractors Tbk	231,200	414,602
Vale S.A., ADR	50,539	590,296
		$1,251,082
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	38,100	$153,648
Network & Telecom – 1.1%
Accton Technology Corp.	15,000	$252,963
GDS Holdings Ltd., “A” (a)	20,700	53,973
GDS Holdings Ltd., ADR (a)	5,340	108,936
		$415,872
Oil Services – 0.4%
Samsung E&A Co. Ltd. (a)	9,194	$155,212
Other Banks & Diversified Financials – 12.7%
Bangkok Bank Public Co. Ltd.	61,500	$287,647
Bank Negara Indonesia PT	1,287,900	455,103
China Construction Bank Corp.	899,670	674,441
China Merchants Bank Co. Ltd.	43,000	209,207
Credicorp Ltd.	2,746	496,944
Emirates NBD Bank PJSC	46,231	255,507
Grupo Financiero Banorte S.A. de C.V.	37,652	266,757
HDFC Bank Ltd.	30,663	634,685
Kasikornbank Co. Ltd.	88,500	412,555
KB Financial Group, Inc.	9,290	576,970
Kotak Mahindra Bank Ltd.	28,473	629,913
Sberbank of Russia PJSC (a)(u)	286,804	0
		$4,899,729
Pharmaceuticals – 0.1%
Hypera S.A.	10,200	$49,112
Precious Metals & Minerals – 1.1%
Gold Fields Ltd., ADR	27,320	$419,362
Real Estate – 1.9%
Emaar Properties PJSC	170,898	$405,720
Hang Lung Properties Ltd.	187,000	182,577
SM Investments Corp.	7,380	125,903
		$714,200
Restaurants – 0.8%
Yum China Holdings, Inc.	7,249	$326,350
Specialty Stores – 5.9%
Alibaba Group Holding Ltd.	105,848	$1,406,896
Multiplan Empreendimentos Imobiliarios S.A.	18,635	87,741
PDD Holdings, Inc., ADR (a)	1,110	149,639

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Vipshop Holdings Ltd., ADR	18,800	$295,724
Walmart de Mexico S.A.B. de C.V.	110,544	332,194
		$2,272,194
Telecommunications - Wireless – 2.1%
Advanced Info Service Public Co. Ltd.	18,000	$145,443
Etihad Etisalat Co.	22,554	309,025
PT Telekom Indonesia	1,744,400	344,708
		$799,176
Telephone Services – 0.7%
Hellenic Telecommunications Organization S.A.	16,754	$288,884
Tobacco – 1.7%
British American Tobacco PLC	8,001	$291,385
ITC Ltd.	56,679	351,248
		$642,633
Total Common Stocks		$38,616,754
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 5.07% (v)	183,673	$183,728
Collateral for Securities Loaned – 0.0%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 4.86% (j)	4,550	$4,550

Other Assets, Less Liabilities – (0.4)%		(142,689)
Net Assets – 100.0%		$38,662,343
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $183,728 and $38,621,304, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/24 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,173,513	$8,557,177	$—	$10,730,690
India	1,356,036	4,684,223	—	6,040,259
Taiwan	—	5,562,140	—	5,562,140
South Korea	—	5,085,274	—	5,085,274
Brazil	2,250,000	—	—	2,250,000
Indonesia	1,260,263	344,708	—	1,604,971
Mexico	1,150,522	—	—	1,150,522
Hong Kong	182,577	685,687	—	868,264
Thailand	—	845,645	—	845,645
Other Countries	4,478,989	—	0	4,478,989
Mutual Funds	188,278	—	—	188,278
Total	$13,040,178	$25,764,854	$0	$38,805,032
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/23	$0
Realized gain (loss)	(532,693)
Change in unrealized appreciation or depreciation	860,223
Sales	(327,530)
Balance as of 9/30/24	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at September 30, 2024 is $0. At September 30, 2024, the fund held one level 3 security.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended September 30, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$693,970	$6,925,772	$7,436,105	$168	$(77)	$183,728
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$23,589	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2024, are as follows:
China	27.7%
India	15.6%
Taiwan	14.4%
South Korea	13.1%
Brazil	5.8%
Indonesia	4.1%
Mexico	3.0%
Hong Kong	2.2%
Thailand	2.2%
Other Countries	11.9%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.